Exhibit 10.8

PORTIONS OF THIS EXHIBIT IDENTIFIED BY [*****] HAVE BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE EXCLUDED INFORMATION IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Ref. SU: C15/1731A03

Ref. SATT LUTECH: LIC3-2015-0011-AV03 (ST00023)

AMENDMENT NO. 3 TO THE LICENCE AGREEMENT

(SARCOB)

BETWEEN:

•                     BIOPHYTIS, a public limited company with a share capital of 2,692,682 euro, having its registered office at 14 Avenue de l’Opéra - 75001 Paris, registered with the Paris Trade and Companies Register, under number B 492 002 225, represented by Stanislas VEILLET, its Managing Director, duly authorised for this purpose,

Hereinafter referred to as “BIOPHYTIS”

ON THE ONE HAND,

AND

•                     SORBONNE UNIVERSITE, a public scientific, cultural and professional institution, having its registered office at 21 rue de l’Ecole de médecine, 75006 PARIS, whose SIRET number is 130 023 385 00011, represented by its President, Mr Jean CHAMBAZ, duly authorised for this purpose,

Hereinafter referred to as “SORBONNE UNIVERSITE or “SU”,

CENTRE NATIONAL DE LA RECHERCHE SCIENTIFIQUE (CNRS, French National Centre for Scientific Research), a public scientific and technological institution, having its registered office at 3, rue Michel-Ange - 75794 Paris cedex 16 - France, whose SIRET number is 197 517 220 00012, represented by its Chairman, Mr Antoine Petit, duly authorised for this purpose,

Hereinafter referred to as “CNRS”,

INSTITUT NATIONAL DE RECHERCHE POUR L’AGRICULTURE, L’ALIMENTATION ET L’ENVIRONNEMENT (INRAE, National Research Institute for Agriculture, Food and the Environment), a public scientific and technological institution, having its registered office at 147, rue de l’Université - 75338 Paris cedex 07 - France, whose SIRET number is 180 070 039 01803, represented by its Chairman, Mr Philippe MAUGUIN, duly authorised for this purpose,

Hereinafter referred to as “INRAE”,

CNRS and INRAE having given SU signature mandate for the purposes of this Amendment No. 3,

SU, CNRS and INRAE being hereinafter referred to collectively as the “ESTABLISHMENTS”,

ON THE OTHER HAND,

AND IN THE PRESENCE OF:

•                     SATT Paris - Ile de France - Compiègne - Oise, whose trade name is “SATT LUTECH”, a simplified joint stock company, having its registered office at 4 - 4bis rue de Ventadour- 75001 Paris, registered with the Paris Trade and Companies Register under number B 539 984 500, represented by its Chairman, Mr Jacques PINGET, duly authorised for this purpose,

Hereinafter referred to as “SATT LUTECH”,

Acting in its capacity as representative of the ESTABLISHMENTS for the negotiation and monitoring of the performance of this Amendment No. 3, the rights and obligations vested in SATT LUTECH in application of this amendment may at any time be transferred to the ESTABLISHMENTS or to any third party appointed by the ESTABLISHMENTS as agent instead of the SATT LUTECH, without BIOPHYTIS being able to object thereto,

The ESTABLISHMENTS and BIOPHYTIS being hereinafter jointly referred to as the “PARTIES” and individually as the “PARTY”.

SATT LUTECH, the ESTABLISHMENTS and BIOPHYTIS being hereinafter jointly referred to as “SIGNATORIES” and individually as “SIGNATORY”.

WHEREAS:

Pierre et Marie Curie Université (UPMC), CNRS, INRA and BIOPHYTIS, in the presence of SATT LUTECH, entered into an effective operating agreement on 27 May 2015 for the operation of a patent family of which the PARTIES are co-owners (the “Licence Agreement”).

It being recalled that pursuant to Decree No. 2017-596 of 21 April 2017 establishing the University called “Sorbonne Université” bringing together the universities of Paris-IV (Université Paris-Sorbonne) and Paris-VI (Université Pierre et Marie Curie - UPMC), Sorbonne Université replaced the two pre-existing universities from 1st January 2018 and took over, consequently, all of the rights and obligations of Paris-IV and Paris-VI, without it being necessary to sign an amendment to the aforementioned agreements.

On 2 April 2019, the SIGNATORIES entered into an amendment to the Licence Agreement (Amendment No. 1) in order to (i) include three (3) new patents in addition to the patent families licensed to BIOPHYTIS pursuant to the Licence Agreement as of its effective date, (ii) extend the operating area of the Licence Agreement, (iii) specify the methods for calculating the annual fees owed by BIOPHYTIS pursuant to Article 5.2.1 of the Licence Agreement in case of the PRODUCT being sold in a kit or in combination with other products that are not PRODUCTS, and (iv) modify the operating due diligence conditions incumbent on BIOPHYTIS in its capacity as licensee.

On 6 November 2020, the SIGNATORIES entered into an amendment to the Licence Agreement (Amendment No. 2) to include one (1) new patent in addition to the families of patents licensed to BIOPHYTIS pursuant to the Licence Agreement, and to extend the operating scope of the Licence Agreement.

The SIGNATORIES wish to enter into a third amendment to the Licence Agreement (Amendment No. 3) in order to include two (2) new patents (numbers 9 and 10 as specified in the appendix) in addition to the patent families licensed to BIOPHYTIS pursuant to the Licence Agreement as amended by Amendment No. 2.

NOW THEREFORE, IT HAS BEEN AGREED AS FOLLOWS:

ARTICLE 1: MODIFICATION OF THE LICENCE AGREEMENT

1.1              Article 4.3 is amended and replaced as follows:

“4.3 BIOPHYTIS shall promptly inform SATT LUTECH, acting on behalf of the ESTABLISHMENTS, of any decision taken by BIOPHYTIS itself or any of the LICENSEES, not to continue the development and/or placing on the market of any PRODUCT in any country of the TERRITORY or the operation of all or part of the PATENTS. Where applicable, the ESTABLISHMENTS or SATT LUTECH acting on behalf of the latter shall have the right to withdraw from BIOPHYTIS the exclusivity granted to the country/countries in question or with regard to the rights not operated.

The ESTABLISHMENTS, or the LUTECH SATT acting on behalf of the latter, may withdraw from BIOPHYTIS the exclusivity granted pursuant to Article 2.1 above, if for two (2) consecutive years and with regard to the projections provided pursuant to Article 4.2 above, BIOPHYTIS has not put in place any means necessary for the development and marketing, directly or indirectly, of PRODUCTS.

Finally, in the event that the fees received (excluding guaranteed minimum) from BIOPHYTIS pursuant to the LICENCE AGREEMENT, on NET SALES and INDIRECT INCOME, represent an annual total of less than or equal to [****] excluding taxes (€[****] excluding tax), for a period of two (2) consecutive accounting years, SATT LUTECH, acting on behalf of the ESTABLISHMENTS, may notify BIOPHYTIS by registered letter with acknowledgement of receipt of the immediate and automatic conversion of the exclusive rights object of the LICENCE AGREEMENT into non-exclusive rights. It is however agreed between the PARTIES that in the event referred to in this paragraph, the conversion of the exclusive rights granted into non-exclusive rights shall be suspended provided that BIOPHYTIS demonstrates that it has provided over the period in question REASONABLE BUSINESS EFFORTS and that it pays SATT LUTECH PRODUCT-per-PRODUCT (i.e. MEDICATION PRODUCTS on the one hand and NUTRACETICAL PRODUCTS on the other hand), a lump sum equal to the difference between the threshold of [****] excluding taxes (€[****] excluding tax) due annually as indicated above and the fees already paid by BIOPHYTIS to SATT LUTECH, acting on behalf of the ESTABLISHMENTS, pursuant to Article 5.2 of the AGREEMENT and for the period in question. By express agreement between the PARTIES, this paragraph may be implemented at any time during the term of the LICENCE AGREEMENT, from the expiry of a period of six (6) months following the issuance of a first Marketing Authorisation (MA) (or any other equivalent authorisation issued outside Europe by any health authority before any MA) in respect of any PRODUCT, and in any event no later than the 2023 financial year. “

1.2        Appendix 1b to the Licence Agreement is deleted and replaced by Appendix 1c annexed to this Amendment No. 3, which includes the two (2) new patents.

ARTICLE 2: INTANGIBILITY OF UNMODIFIED CLAUSES

All other provisions of the Licence Agreement as amended by Amendment No. 1, and Amendment No. 2, not amended by Amendment No. 3, shall remain in full force and effect.

ARTICLE 3: EFFECTIVE DATE

As from its date of signature by the last of the SIGNATORIES, this Amendment No. 3 is deemed to have entered into force retroactively to the filing date of the application of the two (2) new patents, namely to 15 March 2019.

ARTICLE 4: ELECTRONIC SIGNATURE

The Parties agree that the signing of this Amendment No. 3 by the renowned electronic signature service Yousign shall have the same force and effect as the exchange of original signatures, and that in any proceedings arising out of or in connection with this Amendment No. 3, each Party hereby waives any right to raise a defence or waiver based on the signature of this Amendment No. 3 by means of this electronic signature service or digital backup or retention of this Amendment No. 3.

IN WITNESS WHEREOF, the SIGNATORIES, by their respective duly authorised representatives on the date indicated below, have signed this Amendment No. 3 and each shall hold a true electronic copy, a version of which may be printed for registration with the National Patent Register.

Done on 17/12/2020 on behalf of BIOPHYTIS

/s/ Stanislas Veillet

Signed by Stanislas VEILLET, Managing Director

Signed and certified by yousign

Done on 17/12/2020 on behalf of Sorbonne Université

/s/ Julie Zittel

Signed by Julie ZITTEL, Director of Research and Recovery - FSI acting bydelegation of J. CHAMBAZ, President

Signed and certified by yousign

Appendix 1c - List of Patents

[****]